CONVERTIBLE SENIOR NOTES	12 Months Ended
Dec. 31, 2016
CONVERTIBLE SENIOR NOTES [Abstract]
CONVERTIBLE SENIOR NOTES
11. CONVERTIBLE SENIOR NOTES

On March 15, 2011, the Company issued $175,000,000 of U.S. Dollar-Settled 4.125% Convertible Senior Notes(“Notes”) due March 15, 2018, which are convertible into American Depositary Shares (the “ADSs”), each currently representing two ordinary shares of the Company. On April 7, 2011, an over-allotment option up to $25,000,000 aggregate principal amount of Notes were fully exercised by initial purchasers. The key terms of the Notes are as follows:

Interest. The Notes bear interest at the rate of 4.125% per annum, payable semi-annually in arrears on March 15 and September 15.

Redemption at maturity. Each Note may be redeemed upon maturity at a price of 100% of principal amount plus accrued interest, if any, from March 15, 2016.

Conversion. The Notes may be converted into ADSs at the option of the holders at any time prior to maturity. The conversion price is initially $10.5473 per ADS and is subject to adjustment upon the occurrence of specified events but will not be adjusted for accrued and unpaid interest, if any. Based on the conversion price of $10.5473 per ADS, the number of ADSs to be allotted and issued by the Company on full conversion of the Notes will be approximately 2,478,833 as of December 31, 2015.

Put Options. The holders have the option to require the Company to redeem all or any portion of the Notes on March 15, 2016 (the "repurchase date"), at a repurchase price equal to 100% of the principle amount plus any accrued and unpaid interest, if any, to, but excluding the repurchase date.

No beneficial conversion feature charge was recognized for the issuance of the Notes as the estimated fair value of the ordinary shares was less than the conversion price on the date of issuance.

The embedded conversion option and put options are not bifurcated and recognized as derivatives.

Capped call transaction. In connection with the pricing of the Notes, the Company has entered into a capped call transaction with an affiliate of one of the initial purchasers of the Notes (the "hedge counterparty"). The capped call transaction is expected generally to reduce potential dilution to the Company's ordinary shares and ADSs upon conversion of the Notes. The cap price under the capped call transaction is $15.0675 per ADS, and the premium of preliminary and over-allotment option is $21,504,779 and $3,197,500, respectively. The premium was first credited to additional paid-in capital, and then to retained earnings once additional paid-in capital was reduced to zero. For the year ended December 31, 2011, approximately $88,384,000 par value Notes was repurchased using cash of $57,055,127. The related deferred issuance costs of $2,978,934 were expensed. The Company recorded a net gain of $28,349,939 on the repurchase of the Notes. As a result of the repurchase of these Notes, a portion of the premium paid in connection with the capped call facility of $861,280 was refunded.

For the year ended December 31, 2015, approximately $68,454,000 par value Notes was repurchased using cash of $54,376,600. The related deferred issuance cost of $384,131was expensed. The Company recorded a net gain of $13,693,269 on the repurchase of the Notes.

For the year ended December 31, 2016, approximately $26,145,000 par value Notes was repurchased using cash of $25,931,219. The related deferred issuance cost of $1,725 was expensed. The Company recorded a net gain of $212,056 on the repurchase of the Notes.

As of December 31, 2015 and 2016, the carrying value of the Notes was $26,145,000 and $nil, respectively.

The issuance costs of $7,156,101 paid in 2011 is amortized from the date of issuance to the redemption date, using effective interest rate method. The amortization expense was $933,152, $764,527 and $32,935 for the years ended December 31, 2014, 2015 and 2016, respectively.